SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 6, 1998



                        BPI Packaging Technologies, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                        1-10648                04-2997486
(State or other jurisdiction            (Commission             (IRS Employer
        of incorporation)                File Number)           Identification
                                                                    Number)



                455 Somerset Avenue, Dighton, Massachusetts 02764
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (508) 824-8636




          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

         (a) By letter dated July 6, 1998, PricewaterhouseCoopers LLP resigned as the independent accountants of BPI Packaging Technologies, Inc. (the "Registrant").

         The reports of PricewaterhouseCoopers LLP on the Registrant's financial statements for the 10 month period ended December 31, 1997 and the years ended February 28, 1997 and February 23, 1996 included an explanatory paragraph regarding the Registrant's ability to continue as a going concern. The foregoing notwithstanding, the reports of PricewaterhouseCoopers LLP did not contain any other adverse opinion, a disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Registrant's financial statements for the 10 month period ended December 31, 1997 and the years ended February 28, 1997 and February 23, 1996, and during the subsequent interim period through July 6, 1998, there were no disagreements between the Registrant and PricewaterhouseCoopers LLP relative to accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the matter in its reports on the financial statements for such periods. None of the reportable events listed in
Item 304(a)(1)(iv)(B) of Regulation S-K occurred with respect to the Registrant during the 10 month period ended December 31, 1997 and the years ended February 28, 1997 and February 23, 1996 and the subsequent interim period preceding the resignation of PricewaterhouseCoopers LLP.

         (b) The Registrant has not to date engaged an independent accounting firm to perform the audit for the year ending December 31, 1998.

Item 5.  Other Events

         On July 7, 1998, the Registrant announced that Dennis N. Caulfield had resigned as an officer and director of the Registrant. The Registrant also announced that effective immediately, it would no longer fund the operations of its two subsidiaries, RC America, Inc. and Market Media, Inc. Lastly, the Registrant announced that it had begun a search for a highly-qualified and well-experienced plastics executive to replace Mr. Caulfield.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

         The following exhibits are filed herewith:

         Exhibit No.

         16. Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission
         99.      Press Release of Registrant issued July 7, 1998



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BPI PACKAGING TECHNOLOGIES, INC.



                                       By: /s/ C. Jill Beresford
                                           C. Jill Beresford
                                           Chairman and Chief Executive Officer

Date:  July 13, 1998


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